Taxes	12 Months Ended
Dec. 31, 2022
Taxes
Taxes

NOTE H. TAXES

($ in millions)
For the year ended December 31:	2022		2021	2020
Income/(loss) from continuing operations before income taxes
U.S. operations	$(6,602)	*	$(2,654)	$(2,349)
Non-U.S. operations	7,758		7,491	4,921
Total income from continuing operations before income taxes	$1,156		$4,837	$2,572

* Includes the impact of a one-time, non-cash pension settlement charge. Refer to note V, “Retirement-Related Benefits,” for additional information.

The income from continuing operations provision for/(benefit from) income taxes by geographic operations was as follows:

($ in millions)
For the year ended December 31:	2022	2021	2020
U.S. operations	$(2,272)	$(969)	$1,913
Non-U.S. operations	1,645	1,093	(3,273)
Total continuing operations provision for/(benefit from) income taxes	$(626)	$124	$(1,360)

The components of the income from continuing operations provision for/(benefit from) income taxes by taxing jurisdiction were as follows:

($ in millions)
For the year ended December 31:	2022	2021	2020
U.S. federal
Current	$391	$374	$312
Deferred	(2,645)	(1,358)	1,102
	$(2,253)	$(984)	$1,414
U.S. state and local
Current	$184	$161	$345
Deferred	(486)	(370)	(358)
	$(302)	$(209)	$(13)
Non-U.S.
Current	$1,676	$1,342	$1,208
Deferred	252	(25)	(3,969)
	$1,929	$1,317	$(2,761)
Total continuing operations provision for/(benefit from) income taxes	$(626)	$124	$(1,360)
Discontinued operations provision for/(benefit from) income taxes	$124	$714	$484
Total provision for/(benefit from) income taxes	$(503)	$838	$(876)

In addition to the total provision for/(benefit from) income taxes, the company also recorded a provision included in net income for social security, real estate, personal property and other taxes of approximately $2.8 billion in 2022. The total taxes included in net income was approximately $2.3 billion in 2022.

A reconciliation of the statutory U.S. federal tax rate to the company’s effective tax rate from continuing operations was as follows:

For the year ended December 31:	2022		2021	2020
Statutory rate	21%		21%	21%
Tax differential on foreign income	(29)	*	(10)	(31)
Intra-entity IP sale	—		—	(37)
Domestic incentives	(24)	*	(5)	(9)
State and local	(21)	*	(3)	0
Other	(1)	*	0	3
Effective rate	(54)%		3%	(53)%

*

Includes the impacts of the pension settlement charge on tax differential on foreign income, domestic incentives, state and local, and other of (24) points, (20) points, (21) points, and (1) point, respectively.

Percentages rounded for disclosure purposes.

The significant components reflected within the tax rate reconciliation labeled “Tax differential on foreign income” include the effects of foreign subsidiaries’ earnings taxed at rates other than the U.S. statutory rate, U.S. taxes on foreign income and any net impacts of intercompany transactions. These items also reflect audit settlements or changes in the amount of unrecognized tax benefits associated with each of these items.

The continuing operations effective tax rate for 2022 was (54.2) percent compared to 2.6 percent in 2021. The current-year effective tax rate was primarily driven by the transfer of a portion of the Qualified PPP’s defined benefit pension obligations and related plan assets. Refer to note V, “Retirement-Related Benefits,” for additional information. The prior-year effective tax rate was primarily driven by tax benefits related to audit settlements in multiple jurisdictions. The 2020 effective tax rate was primarily driven by an intra-entity sale of certain of the company’s intellectual property which required the recognition of a deferred tax asset.

The effect of tax law changes on deferred tax assets and liabilities did not have a material impact on the company’s 2022 effective tax rate.

Deferred Tax Assets

($ in millions)
At December 31:	2022	2021
Retirement benefits	$1,954	$3,142
Leases	927	1,061
Share-based and other compensation	608	661
Domestic tax loss/credit carryforwards	1,798	1,619
Deferred income	633	630
Foreign tax loss/credit carryforwards	845	983
Bad debt, inventory and warranty reserves	383	390
Depreciation	247	249
Restructuring charges	101	216
Accruals	215	305
Intangible assets	2,879	2,929
Capitalized research and development	3,012	2,161
Other	1,157	1,306	*
Gross deferred tax assets	14,759	15,652
Less: valuation allowance	770	883
Net deferred tax assets	$13,989	$14,769

** Recast to include 2021 hedging losses in other.

Deferred Tax Liabilities

($ in millions)
At December 31:	2022	2021
Goodwill and intangible assets	$3,156	$3,306	*
GILTI deferred taxes	2,483	3,257
Leases and right-of-use assets	1,174	1,314
Depreciation	505	518
Retirement benefits	1,609	1,971
Deferred transition costs	56	42
Undistributed foreign earnings	87	131
Other	955	817
Gross deferred tax liabilities	$10,025	$11,356

* Recast to conform to 2022 presentation to include software development costs in goodwill and intangible assets.

For financial reporting purposes, the company had foreign and domestic loss carryforwards, the tax effect of which was $722 million, as well as foreign and domestic credit carryforwards of $1,921 million. Substantially all of these carryforwards are available for at least two years and the majority are available for 10 years or more.

The valuation allowances as of December 31, 2022, 2021 and 2020 were $770 million, $883 million and $850 million, respectively. The amounts principally apply to certain foreign and domestic loss carryforwards and credits. In the opinion of management, it is more likely than not that these assets will not be realized. However, to the extent that tax benefits related to these carryforwards are realized in the future, the reduction in the valuation allowance will reduce income tax expense.

The amount of unrecognized tax benefits at December 31, 2022 increased by $19 million in 2022 to $8,728 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

($ in millions)
	2022	2021	2020
Balance at January 1	$8,709	$8,568	$7,146
Additions based on tax positions related to the current year	355	934	1,690
Additions for tax positions of prior years	174	247	159
Reductions for tax positions of prior years (including impacts due to a lapse of statute)	(470)	(688)	(408)
Settlements	(41)	(352)	(19)
Balance at December 31	$8,728	$8,709	$8,568

The additions to unrecognized tax benefits related to the current and prior years were primarily attributable to non-U.S. tax matters, including transfer pricing, as well as U.S. federal and state tax matters, credits and incentives. The settlements and reductions to unrecognized tax benefits for tax positions of prior years were primarily attributable to non-U.S. audits, U.S. federal and state tax matters, impacts due to lapse of statute of limitations and foreign currency translation adjustments.

The unrecognized tax benefits at December 31, 2022 of $8,728 million can be reduced by $537 million associated with timing adjustments, potential transfer pricing adjustments and state income taxes. The net amount of $8,191 million, if recognized, would favorably affect the company’s effective tax rate. The net amounts at December 31, 2021 and 2020 were $8,163 million and $7,994 million, respectively.

Interest and penalties related to income tax liabilities are included in income tax expense. During the years ended December 31, 2022, 2021 and 2020, the company recognized $185 million, $125 million and $117 million, respectively, in interest expense and penalties. The company had $956 million and $935 million for the payment of interest and penalties accrued at December 31, 2022 and December 31, 2021, respectively.

Within the next 12 months, the company believes it is reasonably possible that the total amount of unrecognized tax benefits associated with certain positions may be reduced. The potential decrease in the amount of unrecognized tax benefits is associated with certain non-U.S. positions that are expected to be recognized due to a lapse in statute of limitations, as well as anticipated resolution of various non-U.S. audits. The company estimates that the unrecognized tax benefits at December 31, 2022 could be reduced by $168 million.

During the fourth quarter of 2020, the U.S. Internal Revenue Service (IRS) concluded its examination of the company’s U.S. income tax returns for 2013 and 2014, which had a specific focus on certain cross-border transactions that occurred in 2013 and issued a final Revenue Agent’s Report (RAR). The IRS’ proposed adjustments relative to these cross-border transactions, if sustained, would result in additional taxable income of approximately $4.5 billion. The company strongly disagrees with the IRS on these specific matters and filed its IRS Appeals protest in the first quarter of 2021. In the third quarter of 2018, the IRS commenced its audit of the company’s U.S. tax returns for 2015 and 2016. The company anticipates that this audit will be completed in 2023. In the fourth quarter of 2021, the IRS commenced its audit of the company’s U.S. tax returns for 2017 and 2018. With respect to major U.S. state and foreign taxing jurisdictions, the company is generally no longer subject to tax examinations for years prior to 2015. The company is no longer subject to income tax examination of its U.S. federal tax return for years prior to 2013. The open years contain matters that could be subject to differing interpretations of applicable tax laws and regulations as it relates to the amount and/or timing of income, deductions, and tax credits. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result for these years.

The company is involved in a number of income tax-related matters in India challenging tax assessments issued by the India Tax Authorities. As of December 31, 2022, the company had recorded $689 million as prepaid income taxes in India. A significant portion of this balance represents cash tax deposits paid over time to protect the company’s right to appeal various income tax assessments made by the India Tax Authorities. Although the outcome of tax audits are always uncertain, the company believes that adequate amounts of tax, interest and penalties have been provided for any adjustments that are expected to result for these years.

Within consolidated retained earnings at December 31, 2022 were undistributed after-tax earnings from certain non-U.S. subsidiaries that were not indefinitely reinvested. At December 31, 2022, the company had a deferred tax liability of $87 million for the estimated taxes associated with the repatriation of these earnings. Undistributed earnings of approximately $384 million and other outside basis differences in foreign subsidiaries were indefinitely reinvested in foreign operations. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested earnings and outside basis differences was not practicable.